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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS


We hereby consent to the use in this Post-Effective Amendment No. 1 to Registration Statement on Form S-1 of our report dated January 28, 2000, relating to the financial statements of ZAP.COM Corporation, which appear in such Registration Statement. We also consent to the reference to us under the heading "Experts" in such Registration Statement.


PricewaterhouseCoopers LLP

New Orleans, Louisiana

May 2, 2000